Putnam
Investment Grade
Municipal Trust II

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As you have already learned from the proxy statement we sent you a few weeks ago, we are seeking your vote for the merger of Putnam Investment Grade Municipal Income Trust III into your fund, Putnam Investment Grade Municipal Income Trust II.

It is the opinion of your Trustees and Putnam Investment Management that the consolidation would benefit the shareholders of both funds. The funds' investment objectives and policies are virtually identical and the merger is a key element in a plan to make the combined, larger fund more attractive to potential investors both by issuing additional preferred shares to enhance current income potential and by creating a larger trading market for the combined fund's common shares. Of course, there can be no guarantee that these steps would have the intended effect.

We urge you to consider the proposal carefully by reviewing the proxy statement and cast your vote either by mailing the completed proxy card or via the Internet at www.proxyweb.com/Putnam.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

While our municipal bond strategy faced a challenging environment in the latter part of 2000, it proved its effectiveness during the first four months of 2001. With equity markets remaining tumultuous, investors continued to seek the relative calm of fixed-income securities and the diversification they afford. Meanwhile, investors in high-tax states stepped up the demand for municipal securities. Over the 12 months ended April 30, 2001, Putnam Investment Grade Municipal Trust II has capitalized on this positive environment. The fund benefited from falling short-term interest rates and rising municipal bond prices while taking advantage of selected bargain opportunities to add lower-rated credits to the portfolio.

Total return for 12 months ended 4/30/01

                 NAV            Market price
-----------------------------------------------------------------------
                11.76%            22.37%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market price will vary from performance based on the fund's net asset value. Performance information for longer periods begins on page 8.

* STOCK MARKET VOLATILITY, FED EASING SPURRED MARKET RALLY IN 2001

As stock prices remain weak, investors are realizing how painful it is to revert to a world where stocks go down. Over the past few years, as the stock market soared to one new high after another, investors became accustomed to high equity returns. It is not easy or pleasant to adjust those expectations, but this year it has certainly become necessary. As investors became disillusioned with the stock market, they rediscovered the potential of municipal bond investments and turned their attention to this market. For many, the timing proved fortuitous; the municipal bond market delivered strong performance for most of last year and the positive trend continued into the first quarter of 2001.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/
health care                     25.2%

Transportation                  16.7%

Utilities                       14.5%

Water and
sewer                           13.2%

Education                        5.3%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.

In fact, cash flows into municipal bond funds are increasing for the first time in many years. Supply is nearly keeping pace with this demand, up 43% over the supply available at this time last year. Supply usually increases when interest rates are falling, both from new issuance and advance refundings.

Municipal bond performance also enjoyed the support of the Federal Reserve Board as the almost unprecedented sharpness of the Fed's monetary easing proved a significant factor in the bond market rally. In the first four months of this year, the Fed made four interest-rate cuts totaling 2 percentage points. Two of the cuts occurred outside the Fed's normal meeting schedule, which showed the central bank's determination to keep the economy from slipping into recession.

The Fed's actions also caused significant steepening in the yield curve. The steepening of the municipal bond yield curve was a positive for your fund's leveraging strategy. Leveraging involves issuing preferred shares that pay dividends at prevailing short-term rates and then selling these shares to corporate and institutional investors. The resulting proceeds are then invested in longer-term bonds with higher yields to augment the flow of income to holders of the fund's common shares. The difference between the dividends paid to the holders of the preferred shares and the income earned by the fund from its longer-term investments increased significantly when short-term interest rates fell following the Fed's easing.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 43.9%

AA/Aa -- 9.0%

A -- 20.7%

BBB/Baa -- 24.8%

BB/Ba -- 0.8%

B -- 0.6%

Other -- 0.2%

Footnote reads:
*As a percentage of market value as of 4/30/01. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* LOWER-RATED CREDITS REMAINED ATTRACTIVE

The most important strategy we have pursued during the recent period has been the judicious addition of lower-credit holdings to the portfolio. While most of the portfolio remains at the highest quality level, with approximately 44% of holdings rated AAA, we have been adding higher-yielding lower-rated bonds over the past 12 to 15 months. Indeed, a core of lower-credit holdings helped boost performance during the past 6 months.


"The municipal market is poised to offer attractive returns in the coming months."

-- Richard P. Wyke, portfolio manager, Putnam Investment Grade Municipal
Trust II


In the first half of the fiscal year, credit yield spreads (the difference in yield between lower- and higher-quality bonds) continued to widen to extraordinary levels. They reached their widest point in December 2000 and then began to narrow in the new year. With increased demand for municipal investments and the Fed's aggressive easing of short-term rates, we believe this trend will continue and are enthusiastic about the likelihood of a sustained period of outperformance from municipal bonds, especially lower-credit municipal bonds. Indeed, the fund's lower-credit rated holdings not only provided high levels of income but began to enjoy some price appreciation as credit yield spreads contracted.

We still believe that lower-rated credit sectors are the best place to be invested now, even though fears of recession are dominating market behavior. The fund's lower-rated holdings cross numerous sectors and are also well diversified within those sectors. This strategy has worked well, providing the fund with durable income while mitigating the negative effects of difficulties experienced in any one sector or municipality. A weak economy can be negative for lower-rated credits because it can contribute to increasing default rates. However, because the current weakness is a slowdown from such a high rate of growth and has the added support of Fed easing, we believe that at this point, there is no reason to be unduly concerned.

The dramatic drop in short-term interest rates has led investors on a search for yield and many of these investors are investing in mutual funds rather than in individual bonds. Mutual funds tend to invest in lower-rated and longer-term bonds, lending additional support to this market sector. At the same time, the existing fundamentals of low interest rates, low inflation, and steady consumer spending remain inconsistent with recession.

Over the past twelve months, we have found ample opportunity to increase the fund's exposure to lower-rated and nonrated credits. High-yield municipal securities require greater research effort because of their added risk, but if carefully selected can provide potentially strong returns. Indeed, recent fund performance has illustrated this point. In the transportation sector, we purchased bonds issued by Richmond, Virginia, to fund the construction of Pocahontas Parkway, a toll road and bridge around the city (Baa3 rated, 5 1/2% coupon). Meanwhile, our Connector 2000 Association, Inc., bonds, issued to build an eastern highway loop toll road around Greenville, South Carolina, have performed quite well, since the road opened ahead of schedule with strong usage thus far.

In health care, we found three excellent opportunities among hospitals over the period. We added bonds issued by Tomball Regional Hospital in Texas (Baa2 rated, with a 6.125% coupon), Missouri Health for St. Anthony's Regional Medical Center (A rated, 6.25% coupon), and Chester County Hospital in Pennsylvania (Baa1 rated, 6.75% coupon). While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* SECTOR ALLOCATIONS ADJUSTED, DURATION REMAINED STABLE

Overall, the fund remains focused on most of the same sectors that have dominated the portfolio for some time. Health care, transportation, utilities, water and sewer, and education continue to play prominent roles in fund performance. However, we have recently added some holdings from a relatively new sector in the municipal market: municipal bonds related to tobacco company settlements. In certain cases, states and municipalities are issuing bonds secured by the payments they receive from these legal settlements. Because the sector is relatively new, these bonds provide very attractive rates of income along with investment-grade quality. Over the period, our purchases included District of Columbia Tobacco Settlement Financing Corporation (A1 rated, 6.25% and 6.75% coupons) and Tobacco Settlement Revenue Management Authority of South Carolina (two issues, both rated A1, with coupons of 6.375%).

Isolated difficulties within the utilities sector over the period illustrated another important fund management strategy: the idea that sometimes not owning a security can be just as beneficial as owning one. Nevada, like California, has been experiencing a power crisis in recent months. Early in the period, we sold one of the fund's positions in bonds issued by a Nevada utility. At the time, demand for such bonds was strong and the fund realized a gain. Later, when Nevada's power woes emerged, the state's municipal bonds underperformed. By that time, the portfolio had little Nevada exposure and benefited accordingly.

Municipal bonds backed by the credit of airline companies remain a key portion of the portfolio, although we recently reduced exposure to United Airlines somewhat in light of the weaker economy. Airlines are cyclical companies and with the economy slowing, passenger demand is also tapering off, particularly within the premium business sector. We anticipate weaker earnings for airlines in 2002, although many companies boast large cash balances and solid balance sheets that give the sector underlying strength.

Finally, our duration strategy has worked favorably during the market rally in 2001. Duration is an indication of a bond's price sensitivity to interest rate movements, measured in years. The higher, or longer, a bond's (or bond fund's) duration, the more sensitive it will be to changes in interest rates. While this fund has been defensively structured since its inception and therefore relatively short in duration, we have taken every opportunity to extend duration in an attempt to capture the most upside potential from the market rally.

* FAVORABLE OUTLOOK FOR BONDS SHOULD CONTINUE

Our view of the economy for the next 12 months is that it will be weak, but not recessionary. The general perception in January had been that a recession was likely, if not a sure thing. We disagreed with that forecast, and the first quarter's 2% annual growth rate turned out to be even stronger than we had anticipated. We do not expect growth to surge in the near term, but we believe it is probable that the economy will grow at an annualized 2% to 3% pace in the next three quarters. We currently expect the composition of this growth to be slightly stronger in the second quarter and slightly weaker in the third and fourth quarters. We are also not expecting any significant increase in inflation. As a result, this slow to moderate growth with continued low inflation should provide a favorable backdrop for performance in the tax-exempt markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                                                  Lehman Brothers     Consumer
(common shares)        NAV      Market price   Municipal Bond Index  price index
-------------------------------------------------------------------------------
1 year                11.76%      22.37%             10.38%             3.21%
-------------------------------------------------------------------------------
5 years               32.19       21.35              36.35             13.19
Annual average         5.74        3.95               6.40              2.51
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)      66.80       44.41              69.76             24.51
Annual average         6.26        4.46               6.49              2.64
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/01

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                               12
-------------------------------------------------------------------------------
Income                                            $0.7780
-------------------------------------------------------------------------------
Capital gains 1                                      --
-------------------------------------------------------------------------------
  Total                                           $0.7780
-------------------------------------------------------------------------------
Preferred shares            Series A (630 shares)         Series B (630 shares)
-------------------------------------------------------------------------------
Income                           $2,137.20                     $2,074.29
-------------------------------------------------------------------------------
Capital gains 1                      --                            --
-------------------------------------------------------------------------------
  Total                          $2,137.20                     $2,074.29
-------------------------------------------------------------------------------
Share value (common shares)         NAV                      Market price
-------------------------------------------------------------------------------
4/30/00                           $12.52                        $10.563
-------------------------------------------------------------------------------
4/30/01                            13.10                         12.100
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current dividend rate 2             5.86%                          6.35%
-------------------------------------------------------------------------------
Taxable equivalent 3                9.70                          10.51
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                                             NAV       Market price
-------------------------------------------------------------------------------
1 year                                     12.13%         17.20%
-------------------------------------------------------------------------------
5 years                                    32.65          18.18
Annual average                              5.81           3.40
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                           68.59          42.35
Annual average                              6.46           4.32
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Investment Grade Municipal Trust II

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Municipal Trust II (the "fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2001



THE FUND'S PORTFOLIO
April 30, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.9%)
-------------------------------------------------------------------------------------------------------------------
$         5,000,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt. Wtr.),
                    Ser. A, FGIC, 5s, 2/1/41                                              Aaa         $   4,525,000

Alaska (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez, Marine Term Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+             2,087,280

Arizona (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 Maricopa Cnty., Poll. Control Rev. Bonds
                    (Public Service Co.), Ser. A, 6.3s, 12/1/26                           Baa3            1,750,000

Arkansas (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Baxter Cnty., Hosp. Rev. Bonds,
                    Ser. B, 5 5/8s, 9/1/28                                                Baa2            1,456,000

California (2.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CA Hlth. Fac. Auth. IFB (Catholic Healthcare West.),
                    AMBAC, 6.706s, 7/1/17                                                 Aaa             4,850,000
          1,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,125,000
                                                                                                      -------------
                                                                                                          5,975,000

Colorado (7.6%)
-------------------------------------------------------------------------------------------------------------------
         34,000,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B, zero %, 9/1/35                                                Baa3            2,677,500
          2,500,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              2,546,875
                    Denver, City & Cnty. Arpt. Rev. Bonds
          3,675,000 Ser. A, 8 3/4s, 11/15/23                                              A               3,829,056
          1,325,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                                 Aaa             1,389,024
            735,000 Ser. A, 8s, 11/15/25                                                  A                 747,414
          1,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               1,215,000
          5,245,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                    (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30                        Aaa             5,618,705
                                                                                                      -------------
                                                                                                         18,023,574

District of Columbia (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    DC Tobacco Settlement Fin. Corp. Rev. Bonds
          1,150,000 6 3/4s, 5/15/40                                                       A1              1,178,750
          1,000,000 6 1/4s, 5/15/24                                                       A1                996,250
                                                                                                      -------------
                                                                                                          2,175,000

Florida (5.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3              2,576,250
          5,000,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                           Aaa             5,291,700
          1,625,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3            1,696,094
          2,500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Regl. Healthcare Sys.), Ser. E, 6s, 10/1/26                          A2              2,528,125
                                                                                                      -------------
                                                                                                         12,092,169

Georgia (4.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Atlanta Waste Wtr. Rev. Bonds,
                    Ser. A, FGIC, 5s, 11/1/38                                             Aaa               920,000
          6,340,000 Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22 (SEG)                  Aaa             6,966,075
          2,450,000 Fulton Cnty., Residential Care VRDN
                    (Lenbrook Square Foundation), 4.6s, 1/1/18                            A-1+            2,450,000
                                                                                                      -------------
                                                                                                         10,336,075

Hawaii (1.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 HI State Arpt. Syst. Rev. Bonds, FGIC, 7s, 7/1/10                     Aaa             4,096,800

Illinois (4.2%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Central Lake Cnty., Joint Action Wtr. Agcy.
                    G.O. Bonds, 6s, 2/1/19                                                Aa2             6,492,187
          2,000,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1            2,210,000
          1,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt Obligation),
                    5.65s, 11/15/24                                                       A-              1,344,375
                                                                                                      -------------
                                                                                                         10,046,562

Indiana (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31                     Baa3            2,362,500
          2,000,000 Marion Cnty., Ind. Convention & Recreational Fac.
                    Auth. Rev. Bonds (Excise Tax Rev. Lease Rental),
                    Ser. A, AMBAC, 7s, 6/1/21                                             Aaa             2,043,640
                                                                                                      -------------
                                                                                                          4,406,140

Kansas (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 Burlington, Poll. Control Rev. Bonds
                    (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                         Aaa             2,657,304

Kentucky (4.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Jefferson Cnty., Cap. Corp. Rev. Bonds,
                    MBIA, 5 1/2s, 6/1/28                                                  Aaa             2,012,500
          2,200,000 Jefferson Cnty., Hosp. Rev. Bonds,
                    MBIA, 6.436s, 10/1/14                                                 Aaa             2,290,750
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                    (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                              Baa3            4,122,000
          1,475,000 KY Econ. Dev. Fin. Auth. Hlth. Syst, Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P           1,504,500
                                                                                                      -------------
                                                                                                          9,929,750

Louisiana (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Beauregard, Parish Rev. Bonds
                    (Boise Cascade Corp.), 7 3/4s, 6/1/21                                 Baa3            2,042,260

Massachusetts (7.4%)
-------------------------------------------------------------------------------------------------------------------
          1,850,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (MA Biomedical Research),
                    Ser. C, 6 1/4s, 8/1/20                                                A2              1,898,563
          5,500,000 MA State Hlth. & Edl. Fac. Auth. IFB
                    (Med. Ctr. of Central MA),
                    Ser. B, AMBAC, 9.17s, 6/23/22                                         Aaa             6,496,875
          2,000,000 (Beth Israel-Deaconess Hosp.),
                    AMBAC, 8.46s, 10/1/31                                                 Aaa             2,108,320
          2,750,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Caritas Christian Oblig. Group),
                    Ser. A, 5 5/8s, 7/1/20                                                Baa2            2,334,063
          3,000,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           Aaa             4,713,750
                                                                                                      -------------
                                                                                                         17,551,571

Michigan (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 8.724s, 7/1/22                  Aaa             2,142,500

Minnesota (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 MN State Hsg. Fin. Agy. Rev. Bonds
                    (Single-Family Mtg.), 6.05s, 7/1/31                                   Aa              1,015,000

Mississippi (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-            1,387,500

Missouri (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A               1,028,750

Nevada (3.4%)
-------------------------------------------------------------------------------------------------------------------
          1,760,000 Clark Cnty., Dist. Impt. G.O. Bonds
                    (Special Assmt. Dist. No. 124), 7 1/4s, 2/1/20                        BBB-/P          1,834,800
                    Clark Cnty., Indl. Dev. Rev. Bonds
          3,000,000 (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            3,120,000
          3,000,000 (Southwest Gas Corp.), Ser. A, AMBAC,
                    6.1s, 12/1/38                                                         Aaa             3,142,500
                                                                                                      -------------
                                                                                                          8,097,300

New Jersey (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NJ Healthcare Fac. Fin. Auth. Rev. Bonds, AMBAC,
                    6 3/4s, 7/1/19                                                        Aaa             2,135,000

New York (10.1%)
-------------------------------------------------------------------------------------------------------------------
            900,000 Babylon Ind. Dev. Agcy. VRDN (Ogden Martin),
                    FSA, 4s, 1/1/19                                                       A-1+              900,000
          2,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-              1,937,500
                    NY City, G.O. Bonds, Ser. B
          1,690,000 7 1/2s, 2/1/06                                                        A2              1,760,236
          1,410,000 7 1/2s, 2/1/06, Prerefunded                                           AAA             1,477,497
          6,250,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 7 3/4s, 6/15/20                                               Aaa             6,377,688
          5,000,000 NY State Dorm. Auth. Rev. Bonds
                    (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/17                         AA-             5,418,750
          5,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                    Ser. A, 7 1/2s, 1/1/26                                                A1              5,040,500
          1,000,000 Port Auth. NY & NJ 144A Rev. Bonds,
                    Ser. N18, 8 3/4s, 12/1/17 (acquired 7/19/00,
                    cost $1,046,890) (RES)                                                Aaa             1,186,250
                                                                                                      -------------
                                                                                                         24,098,421

North Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          3,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         BBB+            3,082,500
          1,500,000 Ser. A, 5 3/4s, 1/1/26                                                Baa3            1,417,500
            500,000 Ser. B, 5.65s, 1/1/16                                                 Baa3              478,750
                                                                                                      -------------
                                                                                                          4,978,750

North Dakota (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Grand Forks, Healthcare Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1            1,541,250

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1            1,364,000

Oklahoma (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Healthcare), Ser. A, 5 5/8s, 8/15/29                       B2              1,340,000

Pennsylvania (7.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                               Aaa             3,116,250
          1,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Environmental Impt.), Ser. A, 6.7s, 12/1/20                          Baa1            1,000,000
          1,025,000 Bucks Cnty. Indl. Dev. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 3/1/33                                             Baa1              876,375
            750,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners), 6.65s, 5/1/10                                BBB-              776,250
            700,000 Chester Cnty. Hlth. & Ed. Fac. Auth. Hosp.
                    Rev. Bonds (Chester Cnty. Hosp.),
                    Ser. A, 6 3/4s, 7/1/31                                                Baa1              683,375
          5,000,000 Dauphin Cnty., Auth. Hosp. Rev. Bonds
                    (Hapsco-Western PA Hosp.),
                    Ser. A, MBIA, 6 1/2s, 7/1/12                                          Aaa             5,225,000
          2,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                    Ser. A, 6.2s, 7/1/19                                                  BBB             1,885,000
          1,000,000 PA Econ. Dev. Fin. Auth. Res. Recvy. Rev. Bonds
                    (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-              987,500
          1,811,441 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Higher Ed. Assistance Agcy. Rev. Bonds
                    (Student Loan IFB), Ser. A, 6 1/4s, 7/1/13
                    (In default) (NON)                                                    D                 174,351
          2,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P            1,937,500
                                                                                                      -------------
                                                                                                         16,661,601

Puerto Rico (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds,
                    Ser. B, 6s, 7/1/39                                                    A               3,232,500

South Carolina (4.0%)
-------------------------------------------------------------------------------------------------------------------
            400,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              403,000
          1,000,000 SC Toll Road Rev. Bonds (SR-Southern Connector),
                    Ser. A, 5 1/4s, 1/1/23                                                BBB-              801,250
                    SC Tobacco Settlement Rev. Mgt. Auth. Rev. Bonds,
                    Ser. B
          2,000,000 6 3/8s, 5/15/30                                                       A1              1,990,000
          1,000,000 6 3/8s, 5/15/28                                                       A1                995,000
          5,000,000 Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                    (Bayerische Motoren Werke), 7.55s, 11/1/24                            A/P             5,393,750
                                                                                                      -------------
                                                                                                          9,583,000

Tennessee (6.3%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Hlth. & Edl. Facs. Rev. Bonds
          2,500,000 144A Ser. A2, MBIA, FRB, 8.2s, 7/1/21
                    (acquired 2/8/00, cost $2,354,750) (RES)                              Aaa             2,759,375
          3,300,000 (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33                       Baa2            3,300,000
          8,300,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 8.439s, 1/1/22                          Aaa             8,970,889
                                                                                                      -------------
                                                                                                         15,030,264

Texas (7.9%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 Alliance, Arpt. Auth. Rev. Bonds
                    (Federal Express Corp.), 6 3/8s, 4/1/21                               Baa2            1,714,875
            400,000 Brownsville Util. Syst. VRDN,
                    Ser. B, MBIA, 4.2s, 9/1/25                                            VMIG1             400,000
          4,000,000 Dallas Special Tax Rev. Bonds, AMBAC, 5s, 8/15/25                     Aaa             3,780,000
          2,500,000 Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.),
                    6 3/8s, 5/1/35                                                        Baa3            2,446,875
          3,000,000 Harris Cnty. Houston Sports Auth. Rev. Bonds,
                    Ser. B, MBIA, 5 1/4s, 6/1/29                                          Aaa             2,835,000
          3,000,000 Nueces Cnty., Port of Corpus Christi Rev. Bonds
                    (Union Pacific), 5.65s, 12/1/22                                       A-              2,666,250
          3,000,000 Titus Cnty. Fresh Wtr. Supply Dist. No. 1 Poll.
                    Rev. Bonds. (Southwestern Elec.Pwr. Co.),
                    Ser. A, 8.2s, 8/1/11                                                  A2              3,087,570
                    Tomball, Hosp. Auth., Rev. Bonds
                    (Tomball Regl. Hosp.)
          1,100,000 6 1/8s, 7/1/23                                                        Baa2              959,750
          1,100,000 6s, 7/1/29                                                            Baa2              928,125
                                                                                                      -------------
                                                                                                         18,818,445

Utah (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 UT, State Board Regents Student Loan
                    Rev. Bonds, Ser. H, AMBAC, 6.7s, 11/1/15                              Aaa             5,206,250

Virginia (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 Pocahontas Parkway Assn. Toll Rd.
                    Rev. Bonds, Ser. A, 5 1/2s, 8/15/28                                   Baa3            1,521,000

Washington (2.7%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             6,382,500

West Virginia (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Mason Cnty., Poll. Control Rev. Bonds
                    (Appalachian Pwr. Co.), Ser. I, 6.85s, 6/1/22                         Baa1            3,071,250
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $238,836,411) (b)                                         $ 237,785,766
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $238,114,874.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $238,836,411, resulting in gross unrealized appreciation and depreciation of $7,304,970 and $8,355,615, respectively, or net unrealized depreciation of $1,050,645.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2001 was $3,945,625 or 1.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at April 30, 2001.

      The fund had the following industry group concentrations greater than 10% at April 30, 2001 (as a percentage of net assets):

            Hospitals/health care       25.2%
            Transportation              16.7
            Utilities                   14.5
            Water & sewer               13.2

      The fund had the following insurance concentrations greater than 10% at April 30, 2001 (as a percentage of net assets):

            AMBAC                       16.3%
            MBIA                        12.8

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001
                                   Aggregate Face  Expiration    Unrealized
                     Total Value        Value         Date      Depreciation
------------------------------------------------------------------------------
Muni Bond Future
(Long)               $17,568,563     $17,886,044     Jun 01       $(317,481)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $238,836,411) (Note 1)                                        $237,785,766
-------------------------------------------------------------------------------------------
Cash                                                                                182,792
-------------------------------------------------------------------------------------------
Interest receivable                                                               4,433,714
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             27,188
-------------------------------------------------------------------------------------------
Total assets                                                                    242,429,460

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               855,113
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,827,090
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        407,130
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           23,975
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        16,750
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,995
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              182,533
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,314,586
-------------------------------------------------------------------------------------------
Net assets                                                                     $238,114,874

Represented by
-------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares, (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                           $63,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         185,812,709
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (879,200)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (8,450,509)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (1,368,126)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $238,114,874

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares                                     $ 63,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       97,348
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $ 63,097,348
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $175,017,526
-------------------------------------------------------------------------------------------
Net asset value per common share
($175,017,526 divided by 13,357,092 shares)                                          $13.10
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2001
Tax exempt interest income:                                                     $15,556,195
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,653,669
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      186,315
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,119
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,916
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              176,889
-------------------------------------------------------------------------------------------
Reports to shareholders                                                             126,203
-------------------------------------------------------------------------------------------
Other                                                                               145,616
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,307,727
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (107,633)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,200,094
-------------------------------------------------------------------------------------------
Net investment income                                                            13,356,101
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,339,632)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   2,139,155
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the year                                             7,735,708
-------------------------------------------------------------------------------------------
Net gain on investments                                                           7,535,231
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $20,891,332
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended April 30,
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 13,356,101     $ 13,153,286
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (200,477)      (1,249,796)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               7,735,708      (17,250,810)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        20,891,332       (5,347,320)

Distributions to remarketed preferred
shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,653,236)      (2,307,070)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on remarketed
preferred shares of $97,348 and $101,974, respectively)                18,238,096       (7,654,390)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                            (10,391,201)     (10,847,178)
--------------------------------------------------------------------------------------------------
From in excess of net investment income                                        --         (494,454)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 7,846,895      (18,996,022)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     230,267,979      249,264,001
--------------------------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of
$879,200 and $1,190,864, respectively)                               $238,114,874     $230,267,979
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                 13,357,092       13,357,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                             1,260            1,260
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended April 30
-------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $12.52       $13.94       $14.13       $13.70       $13.79
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)               1.00          .98         1.00         1.06         1.07
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .56        (1.37)        (.07)         .50         (.03)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations        1.56         (.39)         .93         1.56         1.04
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.20)        (.18)        (.16)        (.17)        (.17)
-------------------------------------------------------------------------------------------------------------------
To common shareholders                  (.78)        (.82)        (.96)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------------------
In excess of net investment income
-------------------------------------------------------------------------------------------------------------------
To common shareholders                    --         (.03)          --           --           --
-------------------------------------------------------------------------------------------------------------------
Total distributions                     (.98)       (1.03)       (1.12)       (1.13)       (1.13)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.10       $12.52       $13.94       $14.13       $13.70
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $12.100      $10.563      $15.250      $14.125      $14.250
-------------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares)(%)(b)            22.37       (25.71)       15.08         5.63         9.86
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $238,115     $230,268     $249,264     $251,864     $246,028
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.33         1.29         1.23         1.26         1.26
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            6.19         6.27         5.93         6.26         6.51
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            38.53        17.71        17.07        25.71        45.48
-------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
April 30, 2001

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2001, the fund had a capital loss carryover of approximately $7,447,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,827,000    April 30, 2004
     2,651,000    April 30, 2005
       243,000    April 30, 2006
        32,000    April 30, 2007
     2,694,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2001 was Series A 3.45% and Series B 3.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2001, the fund reclassified $5,230 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $5,230. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any amount thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2001, the fund's expenses were reduced by $107,633 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $595 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $92,756,530 and $89,807,919, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

Series A (630 shares) and B (630 shares) are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.

Note 6
Actions by the Trustees

On February 9, 2001 the Trustees approved a merger of Putnam Investment Grade Municipal Trust III, a closed-end fund with virtually identical investment policies into this fund. Both funds have preferred shares and merging them will create a larger fund with a higher leverage structure. The transaction is scheduled to occur in July of this year. It is subject to a number of conditions and there is no guarantee it will occur. After the merger, the combined fund intends, subject to Trustee and shareholder approval, and market conditions, to issue additional preferred shares to provide additional income potential to the common shareholders.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


AMENDMENT TO BYLAWS
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty (30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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